Subsequent Events (unaudited)	9 Months Ended
Sep. 30, 2012
Subsequent Events (unaudited)

14. Subsequent Events (unaudited)

Termination Agreement and Waiver

In November 2012, the Company and certain holders of the Company’s convertible preferred stock entered into a termination agreement and waiver pursuant to which the parties agreed, subject to and upon the completion of the Company’s proposed IPO, to: (i) waive certain provisions of the IRA, including the right to register shares in the offering; (ii) terminate certain provisions of the IRA; (iii) terminate the Company’s Amended and Restated Right of First Refusal and Co-Sale Agreement; and (iv) terminate the Company’s Amended and Restated Voting Agreement.

Notes Payable

In December 2012, the Company drew its second tranche of $5 million under its loan and security agreement with MidCap Financial, which provides for the borrowing of up to $15 million, of which $10 million was required to be drawn (see Note 7). The Agreement provides for the loan to be issued in three tranches: the first tranche of $5 million was issued in September 2012; the second tranche of $5 million was issued in December 2012; and the final tranche may be drawn at the option of the Company no later than June 2013. In connection with the second tranche drawdown of $5 million in December 2012, the warrant to purchase shares of the Company’s Series E Preferred previously issued to MidCap Financial became exercisable for an additional 16,516 shares. The Series E Preferred warrant may be net exercised and will expire upon completion of the Company’s proposed IPO if unexercised.